Exhibit 10.8

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONTRACT RESEARCH AND DEVELOPMENT AGREEMENT

ON

INTERFERON-OMEGA (IFN-OMEGA)

TABLE OF CONTENTS

1.	DEFINITIONS

	1.1	“Affiliate”

	1.2	“BioMedicines”

	1.3	“BI Pharma KG”

	1.4	“BioMedicines Confidential Information”

	1.5	“Cell Line(s)”

	1.6	“Certificate of Analysis”

	1.7	“Effective Date”

	1.8	“GMP”

	1.9	“License Agreement”

	1.10	“Master Cell Bank (MCB)”

	1.11	“Manufacturers Working Cell Bank(s) (MWCB)”

	1.12	“Phase I”

	1.13	“Phase II”

	1.14	“Process”

	1.15	“Product”

	1.16	“Project”

	1.17	“Project Fee”

	1.18	“Project Manager”

	1.19	“Project Team”

	1.20	“Start Date”

	1.21	“Sublicensee”

	1.22	“BI Pharma KG Confidential Information”

	1.23	“Specifications”

2.	COOPERATION BETWEEN THE PARTIES IN THE COURSE OF THE PROJECT

	2.1	Designation of Project Manager

	2.2	Cooperation

3.	BIOMEDICINES RESPONSIBILITIES

	3.1	General

	3.2	Specific

4.	BI PHARMA KG RESPONSIBILITIES

	4.1	Master Projectplan including Project Timeline

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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	4.2	Documentation

	4.3	Additional Work

5.	PROJECT TO BE CONDUCTED ON FIXED-FEE BASIS

6.	PROJECT FEE

7.	PROGRESS TO PHASE II

	7.1	Start of a Possible Phase II

8.	OWNERSHIP OF / LICENSE TO PROJECT DATA

	8.1	Transfer of Project Data

	8.2	Interim Reports

	8.3	License for the Use of Project Data

9.	COMMERCIAL PRODUCTION AND SUPPLY

	9.1	BI Pharma KG’s Right and Obligation to Commercial Production and Supply

	9.2	Terms and Conditions

	9.3	BI Pharma KG’s Inability to Manufacture

	9.4	BioMedicines Forecast / Capacities / Exceeding Quantities

	9.5	Pricing

10.	REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION.

	10.1	BioMedicines

	10.2	BI Pharma KG

	10.3	No Additional Warranty

11.	LIABILITY

	11.1	Limitation of Liability

	11.2	Special Limitation of Liability

	11.3	Maximum Amount

12.	CONFIDENTIALITY

	12.1	BI Pharma KG

	12.2	BioMedicines

	12.3	Exceptions to Confidentiality

	12.4	Others

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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13.	TERM AND TERMINATION

	13.1	Term

	13.2	Right to Terminate

	13.3	Termination with Immediate Effect

	13.4	Effect of Termination

14.	FORCE MAJEURE

15.	PUBLICITY

16.	NOTICES

17.	APPLICABLE LAW

18.	COMPLIANCE WITH LAWS

19.	INDEPENDENT CONTRACTORS

20.	WAIVER

21.	SEVERABILITY

22.	ENTIRETY

23.	ASSIGNMENT

APPENDICES

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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This Contract Research And Development Agreement (“Agreement”) is made effective as of 17 July, 1998 (“Effective Date”), by and among BioMedicines, Inc. (“BioMedicines), a incorporated in the state of Delaware in the United States of America, having its principal business offices at 909 Marina Village Parkway No. 583, Alameda, CA 94501, and Boehringer Ingelheim Pharma KG (“BI Pharma KG”) a German corporation having a place of business at Birkendorfer Strabe 65, 88397 Biberach an der Riss, Federal Republic of Germany.

Background

BioMedicines has a license to certain proprietary rights in INTERFERON-OMEGA (“IFN-OMEGA”) from Boehringer Ingelheim International GmbH (“BII”), a German corporation, under a separate agreement dated 17 July, 1998 and which is referenced in toto hereby.

BI Pharma KG owns all of the appropriate and specialized cell culture, processing, protein purification aseptic filling and lyophilisation equipment, as well as suitable packaging and labeling facilities that are necessary and sufficient for the production of IFN-OMEGA, and, furthermore, employs personnel who have the requisite experience, knowledge, and expertise in production of proteins by cell culture and purification processes, as well as in the development and registration of biopharmaceutical products.

BioMedicines desires to have BI Pharma KG personnel evaluate the performance of the IFN-OMEGA production processes and sterile liquid filling of the resulting product in BI Pharma KG’s facilities and according to the provisions of this Agreement hereinafter to manufacture IFN-OMEGA for clinical trial and commercial purposes.

Agreement

In Consideration Of the mutual covenants set forth in this Agreement, BI Pharma KG and BioMedicines hereby agree as follows:

1.             Definitions

1.1          “Affiliate” shall mean any corporation or business entity controlled by, controlling or under common control with either BI or B/M, as the case may be.  For this purpose, control shall mean any of the following:

(a)           direct or indirect beneficial ownership of more than fifty percent (50%) of the voting stock of such entity;

(b)           a fifty percent (50%) or greater interest in the income of such entity;

(c)           a fifty percent (50%) or greater management control over a joint venture; or

(d)           any other relationship that, in fact, constitutes actual control.

1.2          “BioMedicines” shall mean BioMedicines Inc. as laid down first above.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1.3          “BI Pharma KG” shall mean Boehringer Ingelheim Pharma KG as laid down first above.

1.4          “BioMedicines Confidential Information” shall mean all technical and other information relating to the Product that is disclosed or supplied to BI Pharma KG by BioMedicines pursuant to this Agreement whether patented or unpatented, including, without limitation, trade secrets, know-how, processes, concepts, experimental methods and results and business, scientific plans and financial information or data and shall retroactively include similar such BioMedicines confidential information previously provided to BII under confidentiality obligation that BII subsequently disclosed verbally or in writing to BI Pharma KG.

1.5          “Cell Line(s)” shall mean a CHO DX B11-SS cell line currently designated 2-1C4 (or any similar cell line designated differently) and any other cell line(s) developed pursuant to this Agreement.

1.6          “Certificate of Analysis” shall mean a document describing testing methods and results, the accuracy of which has been certified by a party, to be agreed upon between the parties in due time.

1.7          “Effective Date” shall mean the date first above written, which shall be the effective date of this Agreement.

1.8          “GMP” shall mean the regulatory requirements for good manufacturing practices promulgated by the United States Food and Drug Administration (FDA) under the Federal Food, Drug and Cosmetic Act, as amended, 21 C.F.R, § 210 et seq.  and 21 C.F.R. § 600-610, as applicable, or any manufacturing standards set now or in the future by the FDA or by the currently applicable regulations, directives, or decisions of the European Union (as now published in the Official Journal of the European Community (EC) or its successor publication or directed specifically to BI Pharma KG by the appropriate regulatory authorities.  Moreover, GMP shall be understood to be the higher or more stringent of the FDA or EC standards as mutually agreed by BI Pharma KG and BioMedicines.

1.9          “License Agreement” Shall mean the License Agreement concluded between BioMedicines and BII regarding IFN- OMEGA.

1.10        “Master Cell Bank (MCB)” shall mean reference deposit or collection of ampoules of the Cell Line 2-1C4 (or other cell lines as described above in Section 1.5) and that has currently been designated MCB 054 Th, and any successor or substantially similar but differently designated cell line and cell lines created pursuant to the Agreement.

1.11        “Manufacturers Working Cell Bank(s) (MWCB)” shall mean BI Pharma KG’s collection of [*] serially subcultivated cells that will be derived from the MCB. The MWCB’(s) will be used to establish seed cultures of the Cell Line to initiate the Process.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1.12        “Phase I” shall mean all activities and work to be performed as laid down in the Master Project plan attached hereto as Appendix 1 (“Master Project Plan Interferon Omega; Proposed Development Plan”) which shall include manufacturing for purposes of commercialisation.

1.13        “Phase II” shall mean the future research and development activities and work to be performed according to a future agreement of the parties hereto, but excluding manufacturing for purposes of commercialisation.

1.14        “Process” shall refer to a BI Pharma KG developed and owned process for using the Cell Line, including defined procedures, equipment and analytical methodologies for in-process control, release testing and Product characterization, that has been used by BI Pharma KG to produce the Product at the [*] fermentation scale, or, if and when applicable, the modified process after adaptation to serum-free production by BI Pharma KG.

1.15        “Product” shall mean drug substance or final product of IFN-OMEGA produced by the Cell Line(s) in accordance with the Process.

1.16        “Project” shall mean the Phase I program described herein, in which BI Pharma KG will establish, implement, upscale and evaluate the serum-free Process at the respective fermentation scale in BI Pharma KG’s facility and equipment.  The primary objectives of the Project will be to perform registration runs at commercial scale in the BI Pharma KG facility, successfully demonstrate that equivalent Product (i. e. Product meeting the Specifications) can be reproducibly manufactured in BI Pharma KG’s facilities, and prepare the CMC part of a BLA registration dossier with all relevant data generated in the Project.  A proposed timeline for the Project is included in Appendix 1.

1.17        “Project Fee” shall have the meaning specified in Section 6 hereof.

1.18        “Project Manager” shall have the meaning specified in Section 2.1 hereof.

1.19        “Project Team” shall have the meaning specified in Section 2.2 hereof.

1.20        “Start Date” shall mean the date mutually agreed by BI Pharma KG and BioMedicines, which is anticipated to be on or about 1 August 1998.

1.21        “Sublicensee” shall mean a person or legal entity to which BioMedicines grants a sublicense of some or all of the rights granted to BioMedicines according to the License Agreement.

1.22        “BI Pharma KG Confidential Information” shall mean all technical and other information relating to the Cell Line, Process, Product and BI Pharma KG’s facilities and associated technologies that is disclosed or supplied to, or used on behalf of, BioMedicines by BI Pharma KG pursuant to this Agreement, whether patented or unpatented, including, without limitation, trade secrets, know-how, processes, concepts, experimental methods and results and business and scientific plans.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1.23        “Specifications” shall mean the specifications for the Product and the respective test methods for release of drug substance and drug product as mutually agreed by the Project Team, as such specifications may be amended from time to time by mutual agreement of BioMedicines and BI Pharma KG according to the further development of the Process and Product.

2.             Cooperation between the Parties in the Course of the Project

2.1          Designation of Project Manager.  BI Pharma KG and BioMedicines shall each identify a Project Manager who will be responsible for communicating all instructions and information concerning the Project to the other party.  Each Project Manager will be available on an agreed upon regular basis for consultation at pre-arranged times during the course of the Project.  In the absence of the Project Manager, a substitute shall be appointed.  Additional modes or methods of communication and decision making may be implemented with the mutual consent of each party.

2.2          Cooperation.  In the course of the Project, BI Pharma KG will at all times take into consideration and implement the recommendations of BioMedicines as long as they do not unreasonably and adversely influence other BI Pharma KG biotech operations; in the absence of explicit instructions from BioMedicines, BI Pharma KG shall be entitled to employ its reasonable judgment in carrying out the Project.  BI Pharma KG shall be entitled to rely upon any instructions or directives provided by any BioMedicines representative and BI Pharma KG shall not be responsible for the failure to achieve any objective or the inability to adhere to any guideline if such failure or inability is caused by events beyond the reasonable control of BI Pharma KG or by instructions or directives provided by BioMedicines, if any.

BI Pharma KG shall permit BioMedicines, from time to time upon at least thirty (30) days’ prior notice to BI Pharma KG to conduct audits at BI Pharma KG’s facilities used for the Project during BI Pharma KG’s normal business hours and at a reasonable frequency.  While at any BI Pharma KG facility, BioMedicines personnel shall comply with all applicable BI Pharma KG security and safety policies and procedures.

3.             BioMedicines Responsibilities.

3.1          General.  BioMedicines will periodically and appropriately keep BI Pharma KG informed of the status of its activities around the Product as long as the same facilitate the development and manufacture of the Product according to this Agreement.

3.2          Specific.  As far as not specified herein the responsibilities of BioMedicines are defined in the License Agreement and possibly other separate agreements between BioMedicines and Boehringer Ingelheim International GmbH (BII), BI Pharma KG, or other BII Affiliates as appropriate.

4.             BI Pharma KG Responsibilities

4.1          Master Projectplan including Project Timeline.  In the course of this Agreement BI Pharma KG shall perform the work and tasks as laid down and detailed in the Master

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Projectplan including Project Timeline, attached as Appendix 1 hereto.  Any third party contractors that BI Pharma KG intends to hire for the Project need the approval of BioMedicines, except for single quality control tasks.  Such quality control tasks and vendors will be identified to BioMedicines.

4.2          Documentation.  As soon as the data and documents are available to BI Pharma KG and needed for registration, as mutually agreed upon in the project plan, BI Pharma KG shall provide BioMedicines with all CMC-parts of a United States FDA Biologics License Application (BLA) or similar document(s) for European Registration as may be required to enable and facilitate regulatory approval(s) to market IFN-OMEGA: Such CMC-documents shall be provided to BioMedicines in English, shall be complete and accurate, and shall contain all data required to enable and facilitate regulatory approval(s).  The format(s) for such documents will be appropriate for the regulatory agency in question and mutually agreed.

4.3          Additional Work.  On request of BioMedicines BI Pharma KG shall perform additional work to sustain the progress of the Project on conditions in terms of money, time and scope to be subject to mutual agreement of the parties hereto.

5.             Project to be Conducted on Fixed-Fee Basis

The Project shall be conducted by BI Pharma KG for BioMedicines on fixed fee basis, in consideration of payment by BioMedicines of the Project Fee according to the Master Projectplan as laid down in Appendix 1.

BioMedicines acknowledges that the Project is experimental in nature and that no favorable or useful result can be assured by BI Pharma KG. Accordingly, BI Pharma KG shall not be responsible to BioMedicines for any failure of fermentations except for contamination of (a) batch(es) due to BI Pharma KG’s mishandling or inability to obtain useful yields (Definition) of Product and the Project Fee shall be payable in full regardless of result unless the Project is terminated prior to its scheduled completion pursuant to Section 13 hereof.

6.             Project Fee

Subject to Section 5 above, BioMedicines shall pay BI Pharma KG a Project Fee of [*] for the services provided in carrying out the Project.  This fee includes all fees for BI Pharma KG’s work according to Article 4 hereof.

Disposal of organic and hazardous waste is included in the Project Fee.  The Project Fee shall be payable in installments, each non-refundable when paid, as provided for in the Master Projectplan (Appendix 1).

Each invoice shall be payable within 30 days following receipt thereof.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

7.             Progress to Phase II

7.1          Start of a Possible Phase II.  If BioMedicines decides to conduct a Phase II the parties will have to agree on the conditions thereof (in terms of time and commercial conditions) in due time depending on the then prevailing capacity of BI Pharma KG.

8.             Ownership of / License to Project Data

8.1          Transfer of Project Data.  In consideration of the Project Fee, BI Pharma KG shall execute the Project in a timely manner (as further detailed in the Appendices) and shall make available to BioMedicines in a timely manner all information, data, or materials obtained or developed in the course of the Project necessary to evaluate, test, develop, register, market, or sell the Product.

8.2          Interim Reports.  BI Pharma KG agrees to provide interim reports to BioMedicines on a reasonable basis (max.  quarterly basis).

8.3          License for the Use of Project Data.  BioMedicines, its Affiliates or Sublicensees shall have a worldwide, royalty-free, exclusive license, with the right to sublicense, to Product-specific information and a non-exclusive license to otherwise non-Product-specific information (i.e., information that may also apply to other projects/products) to use BI Pharma KG Confidential Information that is used in carrying out the Process to evaluate, test, develop, register, market, and sell the Product.  These licenses, and sublicenses if any, shall expire automatically at the same time when the License Agreement expires.

9.             Commercial Production and Supply

9.1          BI Pharma KG’s Right and Obligation to Commercial Production and Supply.  The parties acknowledge and agree that, in case BioMedicines decides to commercialize the Product, BI Pharma KG has an exclusive right and obligation to produce and supply commercial quantities of Product (in bulk drug, final product and/or finished product form) for BioMedicines within the respective capacity of BI Pharma KG and the parties shall negotiate in good faith and consummate a supply agreement at the earliest reasonable opportunity for the supply by BI Pharma KG of commercial quantities of the respective Product for the term of the License Agreement.

9.2          Terms and Conditions.  Such supply agreement shall contain terms and conditions customary for such a supply agreement and shall be concluded between BioMedicines and BI Pharma KG or, at the sole discretion of BI PHARMA KG, with BII or any other Affiliate of BI Pharma KG as the case may be, provided however, that the main production activities shall remain at BI Pharma KG.

9.3          BI Pharma KG’s Inability to Manufacture.  Should BI Pharma KG be unable for any reason to manufacture sufficient quantities of Product, BI Pharma KG will take all necessary or desirable steps to facilitate the manufacture of Product by BioMedicines or by a third party.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

9.4          BioMedicines Forecast / Capacities / Exceeding Quantities.  In Appendix 2 BioMedicines has laid down its present forecast estimation of its, its Affiliates and Sublicensees total requirements of Product.  This forecast is non-binding; however, BI Pharma KG’s capacity planning for commercial supply is based on and limited by BioMedicines’s forecast.

If, for good reason, BI Pharma KG cannot produce and supply all requested commercial quantities of Product as outlined in BioMedicines forecast referenced above for whatever reason, BioMedicines will have the right to have the missing quantities, as long as BI Pharma KG is not able to produce and supply the respective quantities, produced elsewhere.

Moreover, the supply agreement shall provide for minimum quantities as follows:

per order for commercial supplies:	[*] of Product and

Per calendar year:

[*] of Product (to be agreed upon between the parties at a later stage of the cooperation at the earliest reasonable opportunity and depending on BioMedicines’s forecast for commercial supply and BI Pharma KG’s capacity planning resulting therefrom.

BI Pharma KG’s will provide a reserved capacity for BioMedicines for a certain amount of Product per calendar year based on the product assumptions.  This capacity may be increased by mutual agreement between the parties with a lead time of no more than [*].

9.5          Pricing.  The pricing for the Product manufactured and supplied under the supply agreement to be concluded (see Section 9.1 above) shall take place in accordance with the License Agreement.

10.          Representations, Warranties and Indemnification.

10.1        BioMedicines.  BioMedicines hereby represents, warrants and agrees that:

(a)           BioMedicines has full corporate authority to enter into this Agreement and this Agreement is binding upon BioMedicines in accordance with its terms; and

(b)           BioMedicines shall indemnify, defend and hold BI Pharma KG, its affiliates, and their respective officers, employees and agents harmless from and against all losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees), including injury to persons or damage to property resulting from any breach of the representations and warranties made by BioMedicines under this Section, or as a result of any claim, except for willful or knowing violation of third party intellectual property rights by BI Pharma KG, of infringement of the intellectual property rights of a third party based upon BI Pharma KG’s activities

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

in implementing the Process or producing the Product in accordance with the instructions and documentation provided by BioMedicines or developed in the course of the Project.

10.2        BI Pharma KG.  BI Pharma KG hereby represents, warrants and agrees that:

(a)           BI Pharma KG is the owner of the facilities and BI Pharma KG Confidential Information to be used for purposes set forth in this Agreement;

(b)           BI Pharma KG is not aware of any special or unusual hazards that would arise as a result of its carrying out of the Project as planned;

(c)           BI Pharma KG has full corporate authority to enter into this Agreement and this Agreement is binding upon BI Pharma KG in accordance with its terms; and

(d)           BI Pharma KG shall indemnify, defend and hold BioMedicines and its officers, employees and agents harmless from and against all losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees), including injury to persons or damage to property, resulting from any breach of the representations and warranties made by BI Pharma KG under this Section, or as a result of any claim that BI Pharma KG has violated any local law, ordinance, or guideline in carrying out its biotechnical manufacturing responsibilities under this Agreement or as a result deliberate misconduct or gross negligence in the duties of BI Pharma KG under the terms of the Agreement.

(e)           BI Pharma KG will not knowingly infringe upon the intellectual property rights of BioMedicines or any third party.

(f)            BI Pharma KG will conduct all manufacture of Product for clinical phase III trials according to manufacturing standards set by the currently applicable regulations, directives or decisions of the European Union (as now published in the Official Journal of the European Community or its successor publication).

(g)           BI Pharma KG has conducted the positive preliminary work with regard to the serum-free process.

(h)           BI Pharma KG will conduct the Project as described to BioMedicines and that any documentation of Project results or procedures provided to BioMedicines by BI Pharma KG shall be accurate in all material respects.

10.3        No Additional Warranty.  BI Pharma KG shall provide the results of the Project to BioMedicines without any additional warranty of any kind, express or implied, including, without limitation, any warranties of merchantability or fitness for a particular purpose.

11.          Liability

11.1        Limitation of Liability.  Other than BI Pharma KG generally knowing that BioMedicines will be using the Product in clinical trials, BI Pharma KG has no

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

knowledge or awareness of or control over the manner in which BioMedicines intends to use any Product or results obtained in the Project.  BI Pharma KG shall not be liable to BioMedicines for any losses, damages, costs or expenses of any nature incurred or suffered by BioMedicines or by a third party, arising out of any dispute or other claims or proceedings made by or brought against BioMedicines in respect of the results of the Project, or the use of any Product by BioMedicines or by a third party (including, without limitation, product liability claims and claims by a third party alleging infringement of its intellectual property rights), nor shall BI Pharma KG be responsible in any way for dealing with any such disputes, claims or proceedings except insofar as such losses, damages, costs, expenses, claims or dealings shall be the result of actions by BI Pharma KG, its personnel, or its agents that represent deliberate misconduct or constitute gross negligence.

Notwithstanding the foregoing, BI Pharma KG shall remain liable for its actions and the consequences thereof in the event that BI Pharma KG knowingly infringes upon the intellectual property rights of BioMedicines or any third party.

BioMedicines shall indemnify, defend and hold BI Pharma KG, its Affiliates and their respective officers, employees and agents harmless from and against all such losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) except insofar as such losses, damages, costs, expenses, claims or dealings shall be the result of actions by BI Pharma KG, its personnel, or its agents that represent deliberate misconduct or constitute gross negligence.

11.2        Special Limitation of Liability.  Notwithstanding Art. 10.2/10.3 above, BI Pharma KG shall in no way be liable for the correctness, usefulness and operatability of material and data (such as cellbanks, reagents etc.) received from BioMedicines, if any.

11.3        Maximum Amount.  BI Pharma KG undertakes to use its best efforts to perform the Project under the Master Projectplan and to meet the target dates set forth in Appendix 1 hereto.  However, due to the biological nature of the work to be performed hereunder BI Pharma KG’s liability under this Agreement shall in no event amount to more than [*] of the Project Fee due for the entire Project according to Articles 5 and 6 above.  The maximum of [*] shall not apply to liabilities resulting from deliberate misconduct by BI Pharma KG.

12.          Confidentiality

12.1        BI Pharma KG.  BI Pharma KG shall not disclose BioMedicines Confidential Information to any person other than its employees or employees of its Affiliates who have a need to know such information in order to perform their duties in carrying out the Project hereunder.  All other disclosures need the prior approval of BioMedicines.

12.2        BioMedicines.  BioMedicines shall not disclose any BI Pharma KG Confidential Information to any person other than its employees, directors, or consultants who are bound by similar obligations of confidentiality and who have a need to know such

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

information in order to provide direction to BI Pharma KG or evaluate the results of the Project.

12.3        Exceptions to Confidentiality.  The obligations of confidentiality applicable to BioMedicines Confidential Information and BI Pharma KG Confidential Information shall not apply to any information that is:

(a)           known publicly or becomes known publicly through no fault of the recipient;

(b)           learned by the recipient from a third party entitled to disclose it;

(c)           developed by the recipient independently of information obtained from the disclosing party;

(d)           already known to the recipient before receipt from the disclosing party, as shown by its prior written records;

(e)           required to be disclosed by law, regulation or the order of a judicial or administrative authority (e.g. regulatory authorities, for example, the FDA, that require such information in order to review an IND or other regulatory filing); or

(f)            released with the prior written consent of the disclosing party.

12.4        Others.  No right or license, either express or implied, under any patent or proprietary right is granted hereunder by virtue of the disclosure of BioMedicines Confidential Information or BI Pharma KG Confidential Information.  Either party shall be entitled to injunctive relief in the event of a breach of this Agreement by the other party.  The obligations of both parties under this Section 11 shall survive the expiration or termination of this Agreement.  Both BioMedicines and BI Pharma KG shall use reasonable and customary precautions to safeguard BioMedicines Confidential Information and BI Pharma KG Confidential Information, including ensuring that all employees, consultants, directors, agents, or the like who are provided access to such information are informed of the confidential and proprietary nature of such information and understand that all such information is required to be maintained confidential.

13.          Term and Termination

13.1        Term.  This Agreement shall, unless terminated earlier, commence as of the Effective Date and shall expire upon the date of payment of the last sum due hereunder, or upon the date when the last services required to be performed hereunder are performed, whichever date shall last occur.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

13.2        Right to Terminate.  If it becomes apparent to either party at any stage of the Project that it will not be possible to carry out the Project for scientific or technical reasons or as a result of Force Majeure, the parties shall permit thirty (30) days for discussion to resolve, if possible, the scientific or technical issue giving rise to the problem.  If the parties fail to resolve the problem, either party shall have the right to terminate this Agreement, effective upon written notice to the other.  In the event of such termination, the amount due to BI Pharma KG hereunder shall include all expenses reasonably incurred by BI Pharma KG prior to such termination in respect of the purchase of supplies or raw materials, and an allocation of the balance of the Project Fee for the period prior to receipt of such termination by BI Pharma KG and for a period of [*] weeks thereafter.  The amount to be paid per week in this case shall be calculated separately Phase by Phase by dividing the amount to be paid by BioMedicines for the respective entire Phase by the number of weeks of the respective Phase.  Such the amount per week may vary if the six week period reaches into the next Phase.  However, under no circumstances BioMedicines shall be obliged to pay more than the amount that would have been due ordinarily for the respective Phase.

13.3        Termination with Immediate Effect.  Either party may terminate this Agreement effective upon written notice if either of the following events occurs.

(a)           The other party commits a breach of this Agreement and the breach is not remedied within 30 days after the receipt of notice identifying the breach and requiring its remedy; or

(b)           The other party (I) becomes unable to pay its debts as they become due, (II) suspends payment of its debts, (III) enters into or becomes subject to corporate rehabilitation or bankruptcy proceedings or liquidation or dissolution, (IV) makes an assignment for the benefit of its creditors or (V) seeks relief under any similar laws for debtor’s relief.

(c)           If the License Agreement terminates for whatsoever reason.

13.4        Effect of Termination.  Upon the expiration or termination of this Agreement:

(a)           At the request of BioMedicines, BI Pharma KG shall promptly return all BioMedicines Confidential Information to BioMedicines; except for a single copy and/or sample of each material for documentation purposes only.  BI Pharma KG’s responsibility to keep and store the Cell Line and any other material shall terminate 6 (six) months after expiration or termination of this Agreement; and

(b)           BioMedicines shall promptly return all BI Pharma KG Confidential Information to BI Pharma KG, except for a single copy and/or sample for documentation purposes only.

The respective rights of BI Pharma KG and BioMedicines to indemnification as set forth in Section 9 hereof shall survive termination of this Agreement with respect to any claims that relate to or derive from the Project, or any acts or failures to act, of either BI Pharma KG or BioMedicines in connection with the Project that occur prior to termination.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

14.          Force Majeure.  Neither party shall be in breach of this Agreement if there is any failure of performance under this Agreement (except for payment of any amounts due hereunder) occasioned by any act of God, fire, act of government or state, war, civil commotion, insurrection, embargo, prevention from or hindrance in obtaining energy or other utilities, labor disputes of whatever nature or any other reason beyond the control of either party.

15.          Publicity.  No press release or other form of publicity regarding the Project or this Agreement shall be permitted by either party to be published unless both parties have indicated their consent to the form of the release in writing.

16.          Notices.  Any notice required or permitted to be given hereunder by either party shall be in writing and shall be (a) delivered personally, (b) sent by registered mail, return receipt requested, postage prepaid or (c) delivered by facsimile with immediate telephonic confirmation of receipt, to the addresses or facsimile numbers set forth below:

If to BI Pharma KG:	Boehringer Ingelheim Pharma KG
Birkendorfer Straβe 65
88397 Biberach an der Riss
Federal Republic of Germany
Attention: Prof. Dr. Rolf G. Werner
Fax: 0 73 51/54-51 31
Phone 0 73 51/54-48 00

If to BioMedicines:	BioMedicines, Inc.
909 Marina Village Parkway, No. 583
Alameda, CA 94501 USA
Fax:
Phone:

Each notice shall be deemed given (a) on the date it is received if it is delivered personally, (b) 1 day after the date it is postmarked if it is sent by certified United States mail, return receipt requested, postage prepaid or by other commercial carrier such as DHL (c) on the date it is received if it is sent by facsimile with immediate telephonic confirmation of receipt.  Notice to BioMedicines shall be deemed to constitute notice to and for purposes of this Agreement.

17.          APPLICABLE LAW

This Agreement shall be governed by and construed in accordance with the laws of the place of domicile of BI Pharma KG and the courts of the place of domicile of BI Pharma KG shall have exclusive jurisdiction over all legal matters and proceedings hereunder.

18.          COMPLIANCE WITH LAWS

BI Pharma KG shall perform the work hereunder in conformance with GMP, as applicable, and all German laws, ordinances and governmental rules or regulations pertaining thereto.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

19.          INDEPENDENT CONTRACTORS

Each of the parties hereto is an independent contractor and nothing herein contained shall be deemed to constitute the relationship of partners, joint ventures, nor of principal and agent between the parties hereto.  Neither party shall hold itself out to third persons as purporting to act on behalf of, or serving as the agent of, the other party.

20.          WAIVER

No waiver of any term, provision or condition of this Agreement whether by conduct or otherwise in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Agreement.

21.          SEVERABILITY

If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction all other provisions shall continue in full force and effect.

22.          ENTIRETY

This Agreement, including any exhibits and appendices attached hereto and referenced herein, constitutes the full understanding of the parties and a complete and exclusive statement of the terms of their agreement, and no terms, conditions, understandings or agreements purporting to modify or vary the terms thereof shall be binding unless it is hereafter made in writing and signed by both parties.

23.          ASSIGNMENT

This Agreement shall be binding upon the successors and assigns of the parties and the name of a party appearing herein shall be deemed to include the names of its successors and assigns provided always that nothing herein shall permit any assignment by either party.  However, BI Pharma KG may assign this Agreement to any suitably qualified Affiliate of BII.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date.

BIOMEDICINES, INC.		BOEHRINGER INGELHEIM PHARMA KG

By:	/s/ S. M. Moran	ppa.		ppa.
		/s/ Rolf Werner		/s/ Michelberger
Title:	S.M. Moran, M.D.
	Chief Executive Officer	Prof. Dr. Rolf G. Werner		Dr. Michelberger
		(Head of Biotechnical Manufacture)		(Head of Legal Dept)

Date	23 July 1998	Date	July 17, 1998

Appendices:

Appendix 1            Master Projectplan including Project Timeline

Appendix 2            BioMedicines present forecast estimation of its Affiliates and Sublicensees total requirements of Product

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Appendix 1

Cost estimate of the Master Project Plan Interferon Omega

Establishing and Testing [*]	[*]
[*]	–,–
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
Total amount	[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Appendix 2

BioMedicines present forecast estimation of its, its Affiliates and
Sublicensees total requirements of Product

1.	[*] µg/[*]

2.	[*] per week per [*]-week treatment cycle

3.	[*] cycle per year per patient

4.	year 1:	[*] patients	=	[*] cycles	=	[*]

5.	year 2:	[*] patients	=	[*] cycles	=	[*]

6.	year 3:	[*] patients	=	[*] cycles	=	[*]

7.	In year 1, an additional					[*]
will be needed to provide a reserve of drug in the pharmacies;

	in year 2 an additional					[*]
will be needed to provide a reserve of drug in the pharmacies; and

	in year 3 an additional					[*]
will be needed to provide a reserve of drug in the pharmacies

8.	phase IV testing will require an additional [*] per year

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Amendment No. 1

to the Contract Research and Development Agreement

on Interferon-Omega

dated July 17th/23rd, 1998

(hereinafter referred to as the “R&D-Agreement”)

between

BioMedicines, Inc.

2000 Powell Street, Suite 1640

Emeryville, CA 94541

U.S.A.

(hereinafter referred to as “BioMedicines”)

and

Boehringer Ingelheim Pharma GmbH & Co. KG

Birkendorfer Straβe 65

D-88397 Biberach an der Riss

Federal Republic of Germany

(hereinafter referred to as “BI Pharma”)

(hereinafter individually and/or collectively referred to as the “Party/Parties”)

PREAMBLE

Whereas, the R&D-Agreement has been concluded between BioMedicines and BI Pharma (formerly doing business as “Boehringer Ingelheim Pharma KG”) and which has been updated as regards the Project by letter agreement of the Parties; and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Whereas, the BioMedicines wishes BI Pharma to supply certain quantities of drug substance to BioMedicines for non-commercial development purposes before having a supply agreement in place as intended by the License Agreement (as defined); and

Whereas, BI Pharma is willing to supply BioMedicines with such quantities under the additional conditions laid down hereinafter.

Now Therefore, the Parties agree as follows.

1.              General

All capitalized terms in this Agreement shall have the meaning laid down in the R&D-Agreement unless otherwise defined in this Amendment No.1 or in the Appendices hereto.

2.              Section 1 (Definitions)

In Section 1 of the R&D-Agreement a new Section 1.24 is added to read as follows:

“1.24                     Agreement on Release Responsibility

shall mean the special agreement between the Parties with regard to certain quantities of the drug substance in a certain form to be provided by BI Pharma to BioMedicines for non-commercial development purposes at certain conditions agreed upon by the Parties in that Agreement on Release Responsibility.”

3.              Section 4

(1)                                      The existing Section 4.3 is made Section 4.4.

(2)                                      A new Section 4.3 is inserted to read as follows:

“4.3                            Agreement on Release Responsibility

The Parties have agreed on the Agreement on Release Responsibility attached hereto as Appendix Amend- No.1 — 1, according to which drug substance in a certain form will be provided by BI Pharma to BioMedicines for non-commercial development purposes at certain conditions agreed upon by the Parties in that Agreement on Release Responsibility. The quantities itself and the price for such quantities shall be agreed upon by the Parties in due time in good faith negotiations before the respective order.”

4.              Section 4

This Amendment No. 1 shall be effective as of the last signature hereto.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

5.              Validity of the R&D-Agreement

As far as not amended herein, the R&D-Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the parties hereto have executed this Amendment No.1 as of the last day and year written below.

Biberach, 19. December 2003		Emeryville, 22 March 2004

Boehringer Ingelheim		BioMedicines, Inc.

Pharma GmBH & Co. KG
ppa.

Dr. Wolfram Carius	Dr. H. Michelberger	Thomas A. Alessi

Appendix:

Appendix Amend- No.1 – 1:                                            Agreement on Release Responsibility (including Appendices)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

APPENDIX AMEND- NO.1 — 1:

Agreement on Release Responsibility (including Appendices)

Agreement on Release Responsibility

(including Release Procedure and Definition of Responsibilities for
Product Release
between

BioMedicines and BI Pharma)

TABLE OF CONTENTS

1.	DEFINITIONS

2.	ORDER

3.	SPECIFICATIONS

4.	LABELLING

5.	DOCUMENTATION

6.	RESPONSIBILITIES

7.	LIABILITY

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1.                                      Definitions

“Bulk Drug Substance”:	means under cGMP produced Interferon Omega processed to the bulk step;

“Drug Product”	means Bulk Drug Substance formulated and aseptically filled [*]. Labelling will occur on the packaging boxes for shipment and storage;

“Finished Product”	means Drug Product after labelling of individual [*] and final release;

“Certificate of Analysis”

or “CoA” means a batch specific document, signed by an authorized representative of BI Pharma, describing specifications and testing methods and the results thereof for Bulk Drug Substance, Drug Product and Finished Product, as the case may be;

“Certificate of Compliance”	means a batch specific document, signed by an authorized representative of BI Pharma, confirming GMP compliance of production of a given batch signed by a Qualified Person.

2.                                      ORDER

BioMedicines shall deliver to BI Pharma, in writing, a binding purchase to order for Bulk Drug Substance or Drug Product. Such a purchase order will be based on an agreed-upon planning basis for manufacturing of Bulk Drug Substance and Drug Product considering the lead time for manufacturing at BI Pharma (≥[*] months for Bulk Drug Substance and [*] months for Drug Product).

Delivery shall take place by BI Pharma on the base of EXW (Incoterms 2000). Further delivery terms (i.e. primary container, detailed quantities, shipment address, etc.) will be agreed upon by the parties on a case by case basis and are subject to a purchase order.

Bulk Drug Product or Drug Product will be delivered to BioMedicines and will be shipped based on BI Release

3.                                      SPECIFICATIONS

All Bulk Drug Substance or Drug Product supplied to BioMedicines hereunder will comply with the specifications shown in Appendix 1 or 2 to this Release Procedure at

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

the time of manufacture and be in accordance with the current batch record and cGMP.

4.                                      LABELLING

The labels for the Bulk Drug Substance or Drug Product shipment containers should contain at least the following:

•                                          name of the Bulk Drug Substance or Drug Product;

•                                          batch number;

•                                          manufacturer;

•                                          amount of the Bulk Drug Substance or Drug Product;

•                                          storage instructions;

•                                          manufacturing date;

5.                                      DOCUMENTATION

Each delivery of the Bulk Drug Substance or Drug Product to BioMedicines will be accompanied by a CoC and CoA, provided by the competent Quality and Compliance department of BI Pharma.

6.                                      RESPONSIBILITIES

6.1                                 General:

BI Pharma will be responsible for manufacturing, manufacturer’s release and stability testing of Bulk Drug Substance, Drug Product and Finished Product, as the case may be.

6.2                                 Only Bulk Drug Substance Shipped:

If only Bulk Drug Substance is shipped to BioMedicines, BI Pharma will be responsible for manufacturing of Bulk Drug Substance, manufacturer’s release and stability testing of Bulk Drug Substance. BioMedicines will be responsible for manufacturing, final release for clinics and/or market supplies and stability testing of Drug Product and Finished Product.

7.                                      LIABILITY

7.1                                 No Warranty of Merchantability or Fitness.

BI Pharma makes no warranty that the Bulk Drug Substance/Drug Product/Finished Product (the “Product”) will be merchantable or fit for any particular purpose, nor does BI Pharma make any other warranties with respect to the Product, except as expressly stated in this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

7.2                                 Limitation of Liability as regards Amount and Consequential Damages

BI Pharma undertakes to use commercially reasonable efforts to provide the Product as foreseen in this Agreement. However, due to [*] BI Pharma’s liability under this Agreement shall in no event exceed the amount to be paid by BioMedicines for the respective delivery.  Any liability of BI Pharma for consequential damages is excluded.

7.3                                 Limitation of Liability regarding Use of Product/any Formulations thereof

As BI Pharma has no knowledge or awareness of or control over the manner in which BioMedicines intends to use any Product obtained according to this Agreement and in particular does not know or control how BioMedicines intends to use such Product or results in pre-clinical or clinical studies or commercially, BI Pharma shall not be liable to BioMedicines for any losses, damages, costs or expenses of any nature incurred or suffered by BioMedicines or by a third party, arising out of any dispute or other claims or proceedings made by or brought against BioMedicines in respect of the use of the Product by BioMedicines or by a third party (including, without limitation, product liability claims), nor shall BI Pharma be responsible in any way for dealing with any such disputes, claims or proceedings.

BioMedicines shall indemnify, defend and hold BI Pharma, its affiliates and their respective officers, employees and agents harmless from and against all such losses, damages costs and expenses (including, without limitation, reasonable attorneys’ fees).

Appendices:

Appendix 1:                                           Release relevant Analytical Methods and Specifications for Interferon Omega Bulk Drug Substance at BI Pharma:

Appendix 2:                                           Release relevant Analytical Methods and Specifications for Interferon Omega Drug Product at BI Pharma:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Appendix 1

to the Agreement on Release Responsibility

by and between BioMedicines and BI Pharma:

Release relevant Analytical Methods and Specifications for Interferon Omega Bulk Drug Substance at BI Pharma:

BuIk Drug Substance:

In-process Specifications for Bulk Drug Substance

Test	Specification	Process Step
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

Release Specifications for Bulk Drug Substance

Concentration [*] mg/mL and [*] mg/mL

Test	Doc.-No.	Specification
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Final formulated bulk after sterile filtration

Test	Doc.-No.	Specification
[*]	[*]	[*]

Appendix 2

to the Agreement on Release Responsibility

by and between BioMedicines and BI Pharma:

Release relevant Analytical Methods and Specifications for Interferon Omega Drug Product at BI Pharma:

Drug Product:

Test	Doc.-No.	Specification
[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.